UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

CONSENT SOLICITATION PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Material
[ ]	Solicitation Material under §240.14a-12

ProtoKinetix, Incorporated

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ProtoKinetix, Incorporated

109 W Main St.

Dalton, Ohio 44618

Notice of Consent Solicitation

September 15, 2025

To our Stockholders:

The Board of Directors of ProtoKinetix, Incorporated, a Nevada corporation (the “Company,” “we,” “us” or “our”), is providing you the accompanying consent solicitation statement on Schedule 14A (the “Consent Solicitation Statement”) in order to obtain from the Company’s stockholders written consents approving an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of common stock, par value $0.0000053 from 500,000,000 to 600,000,000. Such approval by the stockholders is herein referred to as the “Action.” The Action is described in more detail in the accompanying Consent Solicitation Statement.

We have established the close of business on September 5, 2025 as the record date for determining stockholders entitled to submit written consents. For the Action to be approved, a majority of the votes submitted by written consent that are “FOR” approval of the Action must exceed the number of votes submitted by written consents that withhold consent to the Action and that abstain from voting on the Action.

The Company’s Board of Directors recommends that all stockholders consent to the Action by marking the box entitled “FOR” and submitting to the Company the Action by Written Consent form, which is attached as Annex A to the Consent Solicitation Statement. To be counted, your properly completed and executed Action by Written Consent form must be received by the Company on or before 5:00 p.m. Eastern Time on October 5, 2025 (the “Expiration Date”), subject to early termination or extension of the Expiration Date at the Company’s discretion.

The Consent Solicitation Statement is being sent on or about September 15, 2025 to stockholders of record of the Company’s capital stock as of September 5, 2025. The date of the accompanying Consent Solicitation Statement is September 15, 2025.

Sincerely,

/s/ Clarence E. Smith
Clarence E. Smith
President and Director

ProtoKinetix, Incorporated

109 W Main St.

Dalton, Ohio 44618

Consent Solicitation STATEMENT

This Consent Solicitation Statement is being furnished in connection with the solicitation of written consents (the “Consent Solicitation”) of the stockholders of ProtoKinetix, Incorporated, a Nevada corporation (the “Company,” “we,” “us” or “our”) approving an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of common stock, par value $0.0000053 from 500,000,000 to 600,000,000. Such approval by the stockholders is herein referred to as the “Action”.

Our Board of Directors (the “Board”) unanimously approved and authorized the Action on August 29, 2025 and recommends that stockholders consent to the Action.

The Company has decided to seek the written consent of stockholders through a consent solicitation process rather than holding a special meeting of stockholders in order to expedite the approval process and to eliminate the costs and management time involved in holding a special meeting. Approval of the Action will facilitate the raise of capital through the sale of shares of common stock, resulting in proceeds to the Company, which the Company may use for working capital and general corporate purposes.

Voting materials, which include this Consent Solicitation Statement and an Action by Written Consent form (attached hereto as Annex A), are being mailed to stockholders of record on or about September 15, 2025. Our Board set the close of business on September 5, 2025 as the record date for the determination of stockholders entitled to act with respect to the Consent Solicitation (the “Record Date”).

Final results of this Consent Solicitation will be published in a Current Report on Form 8-K by the Company and posted on its website.

Important notice regarding the availability of voting materials for the Action:

This Consent Solicitation Statement and the Action by Written Consent form are also available on the Internet at the following address: https://www.protokinetix.com/investors-and-media/for-investors/.

Stockholders who wish to consent must deliver their properly completed and executed Action by Written Consent form to the Company by mail, facsimile or email so that it is received on or before 5:00 p.m. Eastern Time on October 5, 2025 (the “Expiration Date”). The Company reserves the right (but is not obligated), in its sole discretion and subject to applicable law, at any time prior to the Expiration Date to (i) terminate the Consent Solicitation for any reason, including if the consent of stockholders holding a majority of voting power of the Company’s outstanding shares of stock has been received; or (ii) amend the terms of the Consent Solicitation (including to extend the Expiration Date). The Company reserves the right (but is not obligated) to accept any written consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Action.

The entire cost of furnishing this Consent Solicitation Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Consent Solicitation Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Our executive offices are located at 109 W Main St., Dalton, Ohio 44618 and our telephone number is 740-434-5041.

VOTES Required; manner of approval

For the Action to be approved, a majority of the votes submitted by written consent that are “FOR” approval of the Action must exceed the number of votes submitted by written consents that withhold consent to the Action and that abstain from voting on the Action. Each share of Common Stock is entitled to one vote. As of the Record Date, there were outstanding 389,080,152 shares of Common Stock entitled to 389,080,152 votes.

If your shares are held in a brokerage account in your broker’s name (“street name”), you have the right to direct your broker or nominee to consent or withhold consent with regard to the Action. You should follow the instructions provided by your broker or nominee. You may complete and mail an instruction card to your broker or nominee or, if your broker allows, submit voting instructions to your broker by telephone or the internet. If you provide specific voting instructions by mail, telephone or the internet, your broker or nominee will vote your shares as you have directed. If you do not provide voting instructions to your broker or nominee, your broker or nominee may not use its discretion to consent or withhold consent with regard to the Action.

The Company’s Board of Directors recommends that all stockholders consent to the Action by marking the box entitled “FOR” and submitting to the Company an executed Action by Written Consent form, which is attached as Annex A to this Consent Solicitation Statement, by mail, facsimile or email so that it is received on or before 5:00 p.m. Eastern Time on the Expiration Date. If you sign and send in an Action by Written Consent form but do not indicate how you want to vote as to the Action, your consent form will be treated as a consent “FOR” the Action.

consent is irrevocable

Executed written consents delivered to the Company before the effective date of the Action shall not be revocable; however, written consents delivered to the Company prior to the date the definitive Consent Solicitation Statement is sent to our stockholders will be disregarded.

proposed action:

AMENDMENT OF Articles of incorporation to increase total authorized Common stock from 500,000,000 to 600,000,000 shares

Upon recommendation of the Board of Directors of the Company (the “Board”), stockholders of the Company are being asked to execute written consents approving an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock, from 500,000,000 to 600,000,000 (the “Amendment”). To be effective, stockholders holding a majority of the shares of common stock outstanding and entitled to vote on this proposal must approve the Amendment.

We believe that increasing the number of authorized shares of common stock is in the best interests of both the Company and its stockholders because it provides for additional opportunity to raise funds for the Company and allow us to meet our capital needs.

Currently, the Company is authorized to issue up to 500,000,000 shares of common stock, pursuant to the Amended and Restated Articles of Incorporation. As of the Record Date, we have 389,080,152 shares outstanding, with an additional 94,790,000 shares underlying outstanding options, and 8,600,000 shares underlying outstanding warrants. This leaves only 1,529,848 shares available for issuance. The last time the Company increased its authorized common stock was February 14, 2022.

Consequences if Stockholder Approval is Not Obtained

If the Action is not approved, the Company may not issue shares exceeding 500,000,000. On a fully-diluted basis, we are close to that limit and we currently have only 1,529,848 shares of common stock available for issuance. If we do not obtain authorization to increase our number of authorized common stock, we will not be able to raise enough money to support our ongoing operations and may need to liquidate the Company.

Appendix 1 includes a copy of the Amendment showing the increase in authorized common stock.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in the best interests of our Company and our stockholders.

Effective Date of the Action; Required Consent

The Action will become effective on the earlier of: (i) the Expiration Date, provided that, at such time, a majority of the votes submitted by written consent that are “FOR” approval of the Action exceed the number of votes submitted by written consents that withhold consent to the Action and that abstain from voting on the Action, and (ii) such time as the Company has received written consents signed by the holders of a majority of the voting power of outstanding stock entitled to vote thereon as of the Record Date.

Our Board recommends a vote “FOR” the Amendment of our Articles of Incorporation by marking the box entitled “FOR” and submitting to the Company the Action by Written Consent form, which is attached as Annex A to this Consent Solicitation Statement.

No Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Nevada corporation have the right to dissent under the Nevada Revised Statutes (the “NRS”).

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Consent Solicitation Statement, no officer or director or any associate of such person has any substantial interest in the matters acted upon by our Board and stockholders, other than his or her role as a stockholder, officer or director.

RECORD DATE AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Security Ownership of Management

As of the Record Date, the Company had 389,080,152 shares of its common stock issued and outstanding. The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date by each person who serves as a director and/or an executive officer of the Company on that date, and the number of shares beneficially owned by all of the Company’s directors and named executive officers as a group:

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock

Clarence E. Smith(2)	Chairman, Chief Executive Officer, President	117,987,093	28.00%
Michael R. Guzzetta(3)	Chief Financial Officer	13,996,369	3.48%
Edward P. McDonough(4)	Director	7,500,000	1.89%
All current directors, directors elect, director nominees, executive officers and named executive officers as a group (three persons)		139,483,462	33.37%

Notes to Security Ownership of Management table shown above:

(1) (2)

Calculated in accordance with Exchange Act Rule 13d-3.

Consists of 70,214,444 shares of common stock owned by Mr. Smith directly, 13,572,649 held by Mr. Smith’s trusts, 1,850,000 held by Mr. Smith’s retirement account, and the right to acquire 32,350,000 shares of common stock upon option exercise.  The principal address of Mr. Smith is 1409 Peachtree Road, Daytona Beach, FL 32114.

(3)	Consists of 736,369 shares of common stock owned by Mr. Guzzetta directly, and 13,260,000 shares of common stock issuable upon the exercise of stock options. The principal address of Mr. Guzzetta is 1109 Poplar Ave SW, Canton, OH 44710.
(4)	Consists of 7,500,000 shares of common stock issuable upon the exercise of stock options. The principal business address of Mr. McDonough is 1226 Washington Avenue, Parkersburg, WV 26101.

Security Ownership of Certain Beneficial Owners

As of September 5, 2025, the only persons or entities that beneficially own more than 5% of its outstanding common stock who do not serve as an executive officer or director:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock
Grant Young (2)	52,301,250	12.12%
Alexandra Smith (3)	27,700,776	7.12%
John & Edith Smith (4)	23,458,709	6.03%

(1)	Calculated in accordance with Exchange Act Rule 13d-3.
(2)

Consists of 10,021,250 shares of common stock owned by Mr. Young directly; the right to acquire 6,000,000 shares of common stock upon warrant exercise; the right to acquire 36,280,000 shares of common stock upon option exercise.  The principal address of Mr. Young is 6438 Rosebery Ave, West Vancouver, BC, V7W 2C6, Canada.

(3)	Consists of 27,700,776 shares of common stock owned by Alexandra Smith directly. The principal address of Ms. Smith is 1413 Peachtree Road, Daytona Beach, FL 32114.

(4)	Consists of 23,458,709 shares of common stock jointly owned by John and Edith Smith directly. The principal address of Mr. and Mrs. Smith is 4556 Arvilla Way, Friendly, WV 26146.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can read our SEC filings, including the Consent Solicitation Statement, at the SEC’s website at www.sec.gov.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The SEC also maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

Our website can be accessed at https://www.protokinetix.com/investors-and-media/for-investors/. The information contained on, or that may be obtained from, our website is not, and shall not be deemed to be, a part of this Consent Solicitation Statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” information from other documents that we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Information Statement. Information in this Information Statement supersedes information incorporated by reference that we filed with the SEC prior to the date of this Information Statement.

We incorporate by reference into this Consent Solicitation Statement the information or documents listed below that we have filed with the SEC:

●	Our annual report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 28, 2025;

●	Our quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2025 filed with the SEC on May 15, 2025; and

●	Our quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2025 filed with the SEC on August 13, 2025.

We undertake to provide without charge to each person to whom a copy of this Consent Solicitation Statement has been delivered, upon written or oral request, by first class mail or other equally prompt means and within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference in this Consent Solicitation Statement, other than the exhibits to these documents (unless the exhibits are specifically incorporated by reference into the information that this Consent Solicitation Statement incorporates). The Company’s filings with the Securities and Exchange Commission are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, https://www.protokinetix.com/investors-and-media/for-investors/. Our Annual Report on Form 10-K for the year ended December 31, 2024, and other reports filed under the Exchange Act, are also available in print to any stockholder at no cost upon request to: Corporate Secretary, ProtoKinetix, Incorporated, c/o Burns Figa & Will PC, Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111; tel: (720) 493-8078.

 Appendix 1

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
OF
ProtoKinetix, Incorporated

1.NAME OF CORPORATION. The name of the corporation is ProtoKinetix, Incorporated (the “Corporation”). The Corporation’s Nevada Business Identification Number is NV19991470687.

2.AMENDMENTS TO ARTICLES OF INCORPORATION. The amendments adopted by the Corporation (the “Amendments”) are set out in full as follows:

The Articles of Incorporation are amended by the amendment of the article stated in its entirety below and identified or referenced as follows:

ARTICLE IV – CAPITAL

4.1 The aggregate number of shares of capital stock which this Corporation shall have authority to issue is 600,000,000 shares, all of which shall be shares of common stock, par value of $0.0000053 per share (“Common Stock”).

4.2 Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held on all matters to be voted on by the stockholders of the Corporation.

4.3 The holders of Common Stock shall have all other rights of stockholders of the Corporation, including, but not limited to: (a) the right to receive dividends when, as and if declared by the Board of Directors of the Corporation out of assets lawfully available therefore; and (b) in the event of any distribution of assets upon the dissolution and liquidation of the Corporation, the right to receive ratably and equally all of the assets of the Corporation.

The Amendments will have the following effect: The authorized shares have been amended.

3.STOCKHOLDER APPROVAL. The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required under the Nevada Corporations Act in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the Amendment is a majority of the voting power.

4.EFFECTIVE DATE OF FILING. This Certificate shall be effective on the day it is filed with the Secretary of State.

IN TESTIMONY HEREOF, the undersigned has executed this Certificate of Amendment to the Articles of Incorporation as of _________, 2025.

_________________________________
Clarence E. Smith, President & CEO

ANNEX A

IRREVOCABLE ACTION BY WRITTEN CONSENT

OF THE STOCKHOLDERS OF

PROTOKINETIX, INCORPORATED

This written consent is solicited by the Board of Directors of ProtoKinetix, Incorporated. The undersigned hereby revokes any consent or consents heretofore given. This consent may not be revoked.

The undersigned, being a stockholder of ProtoKinetix, Incorporated, a Nevada corporation (the “Company”), as of September 5, 2025, acknowledges receipt of the Notice of Consent Solicitation dated September 15, 2025 and Consent Solicitation Statement (collectively, the “Consent Solicitation Statement”) and hereby consents (by checking the FOR box) or withholds consent (by checking the AGAINST or ABSTAIN box) to the approval of an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of the Company’s common stock, par value $0.0000053 from 500,000,000 to 600,000,000 as follows:

☐ CONSENT (“FOR”)	☐ CONSENT WITHHELD (“AGAINST”)	☐ ABSTAIN

By signing and returning this Action by Written Consent form, the undersigned stockholder will be deemed to have voted all shares of capital stock owned by the undersigned in the manner directed above with respect to the proposed issuance. If the undersigned stockholder signs and returns this consent but does not check a box, the undersigned will be deemed to have consented FOR approval of the proposal.

Please execute this written consent as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [Please sign within the box]	Date

Signature [Please sign within the box]	Date

A-1